                                                                   EXHIBIT 10.13

                       NEW CENTURY FINANCIAL CORPORATION

                EQUALIZATION NONQUALIFIED STOCK OPTION AGREEMENT
                ------------------------------------------------


          THIS OPTION AGREEMENT dated as of the ___ day of ________, 1997, by and between NEW CENTURY FINANCIAL CORPORATION, a Delaware corporation (the "CORPORATION"), and __________ (the "EMPLOYEE").



                                R E C I T A L S
                                ---------------

          WHEREAS, the Corporation has granted to the Employee effective as of the 4th day of December, 1996 (the "GRANT DATE") a nonqualified stock option to purchase all or any part of ________ shares of the Corporation's common stock, $0.01 par value (the "COMMON STOCK") subject to and upon the terms and conditions set forth herein; and

          WHEREAS, such option has been granted by the Corporation to the Employee in addition to, and not in lieu of, any other form of compensation otherwise payable or to be paid to the Employee;

          NOW, THEREFORE, in consideration of the mutual promises and covenants made herein and the mutual benefits to be derived herefrom, the parties agree as follows:

SECTION 1.  GRANT OF OPTION.
            ---------------

          This Option Agreement evidences the Corporation's grant to the Employee of the right and option to purchase, subject to and on the terms and conditions set forth herein, all or any part of ________ shares of the Corporation's Common Stock at the price of $_____ per share (the "OPTION"), exercisable to the extent then vested and prior to the close of business on the day before the tenth anniversary of the Grant Date (the "EXPIRATION DATE"), unless earlier terminated pursuant to Sections 6 or 7. Such price equals the fair market value of the Common Stock as of the Grant Date.

SECTION 2.  CONSIDERATION TO THE CORPORATION.
            --------------------------------

          In consideration of the granting of the Option by the Corporation, the Employee agrees to render faithful, competent, and efficient services to the Corporation, with such duties and responsibilities as the Corporation shall from time to time prescribe. Nothing contained in this Option Agreement or in any other documents related to the Plan shall confer upon the Employee any right to continue in the employ of the Corporation or constitute any contract of employment, or interfere in any way with the right of the Corporation to reduce such person's

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compensation or other benefits or to terminate the employment of the Employee, with or without Cause (as defined in Section 7 below).


SECTION 3.  EXERCISABILITY OF OPTION.
            ------------------------

          Except as otherwise provided by Section 16, the Option may be exercised in installments as to 33-1/3% of the aggregate number of shares set forth in Section 1 hereof (subject to adjustment) on and after the first anniversary of the Grant Date and as to an additional 33-1/3% of such agggregate number of shares (subject to adjustment) on each of the second and third anniversaries of the Award Date.

          To the extent that the Option is vested and exercisable, if the Employee does not in any year purchase all or any part of the shares Common Stock to which the Employee is entitled, the Employee has the right cumulatively thereafter to purchase any shares not so purchased and such right shall continue until the Option terminates or expires. The Option shall only be exercisable in respect of whole shares, and fractional share interests shall be disregarded. The Option may only be exercised as to at least 100 shares unless the number purchased is the total number at the time available for purchase under the Option.

SECTION 4.  METHOD OF EXERCISE OF OPTION.
            ----------------------------

          The Option shall be exercisable by the delivery to the Secretary of the Corporation of a written notice stating the number of shares of Common Stock to be purchased pursuant to the Option and accompanied by (i) delivery of an executed EXERCISE AGREEMENT in the form attached hereto as EXHIBIT I, (ii) payment of the full purchase price of the shares to be purchased and (iii) the amount of any tax withholding obligation under federal, state and local law, made

               (a) in cash or check payable to the Corporation;

               (b) subject to the Corporation's approval, by shares of Common Stock already owned by the Employee; or

               (c) in any combination of the arbitration permitted by the foregoing subsections;

subject to such further limitations, rules and procedures as the Corporation may from time to time establish as to any non-cash payment by persons exercising options. In addition, the Employee (or the Employee's beneficiary or personal representative) must furnish any written statements required pursuant to Section 9 of this Option Agreement.

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SECTION 5.  NO SERVICE COMMITMENT.
            ---------------------

          Nothing contained in this Option Agreement shall confer upon Employee any right to continue to serve as an officer or employee of the Corporation nor shall interfere in any way with any right of the Corporation to terminate Employee's service as an officer or employee, with or without cause.

SECTION 6.  EFFECT OF TERMINATION OF EMPLOYMENT.
            -----------------------------------

          The Option and all other rights hereunder, to the extent not exercised and whether vested or not, shall terminate and become null and void at such time as the Employee ceases to be employed by the Corporation or any subsidiary, except that:

               (a) if Employee terminates or is terminated for any reason other than for Cause, Employee has 90 days (or such longer period not to exceed 12 months that the Board of Directors ("Board") of the Corporation may, in its sole discretion, permit by resolution) after the date of termination to exercise the Option to the extent the Option was exercisable on the date of termination;

               (b) if Employee is terminated for Cause, the Option shall lapse immediately upon such termination of employment;

               (c) if Employee terminates from employment by or providing services to the Corporation or any subsidiary after attaining age 65 (and, with respect to employees, in accordance with the retirement policies of the Corporation then in effect), Employee may exercise the Option to the extent the Option may be exercisable on the date of Employee's termination of employment, within a period of 90 days from the date of termination;

               (d) if Employee (i) terminates as a result of a permanent and total disability (within the meaning of Section 22(e)(3) of the Internal Revenue Code of 1986, as amended), or (ii) suffers a permanent and total disability within 90 days of a termination of employment under subsection
     (a) or (c) above, Employee or Employee's personal representative may exercise the Option, to the extent the Option was exercisable on the date of Employee's termination of employment, within a period of 12 months from the date of Disability (or, if earlier, termination of employment) to the extent the Option was exercisable on such date;

               (e) if Employee dies while in the employ of the Company, or within 90 days after a termination described in subsection (a), (c) or (d) of this Section 7, then Employee's beneficiary may exercise the Option, to the extent the Option was exercisable on the date of Employee's termination of employment, within a period of 12 months

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     after the date of Employee's death (or, if earlier, Employee's termination of employment);

provided, however, that in no event may the Option be exercised by anyone under this section or otherwise after the Expiration Date.

          For purposes of this Agreement, "Cause" shall be defined as follows:
(i) Employee's conviction of any felony (whether or not involving the Company) which constitutes a crime of moral turpitude or which is punishable by imprisonment in a state or federal correction facility; (ii) actions by Employee during the term of this Agreement involving willful malfeasance or gross negligence; (iii) Employee's commission of an act of fraud or dishonesty, whether prior or subsequent to the date hereof, upon the Company; (iv) Employee's repeated, willful failure or refusal to perform his duties as required by this Agreement on an exclusive and full-time basis; provided that termination of Employee's employment pursuant to this clause (iv) shall not constitute valid termination for cause unless Employee shall have first received written notice from the Board of Directors of the Company stating the nature of such failure or refusal and affording Employee at least ten (10) days to correct the act or omission complained of to the satisfaction of the Board of Directors;
(v) Employee's willful violation of any reasonable rule or regulation of the Board of Directors applicable to all senior executives if such violation is not cured to the satisfaction of the Board of Directors promptly following notice to Employee; and (vi) any knowing or intentional material misrepresentation made in connection with the transactions contemplated by that certain Investment Agreement dated November 21, 1995 to which the Company is a party.

SECTION 7.  TERMINATION OF OPTION IN CERTAIN EVENTS.
            ---------------------------------------

          This Option may be exercised only by, and shares issuable pursuant to this Option shall be issued only to Employee or, if Employee has died, his beneficiary or, if Employee has suffered a permanent and total disability (within the meaning of Section 22(e)(3) of the Internal Revenue Code of 1986, as amended), his personal representative, if any, or if there is none, Employee or to a third party pursuant to such conditions and procedures as the Board of Directors of the Corporation may establish. Other than by will or the laws of descent and distribution, no right or benefit under this Option shall be transferrable by Employee or shall be subject in any manner to anticipation, alienation, sale,transfer, assignment, pledge, encumbrance or charge and any such attempted action shall be void. Employee's designation of a beneficiary shall not constitute a transfer for these purposes.

SECTION 8.  ADJUSTMENT AND TERMINATION UPON CERTAIN EVENTS.
            ----------------------------------------------

          If there shall occur any extraordinary distribution in respect of the Common Stock (whether in the form of stock, other

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securities, or other property), or any recapitalization, stock split (including a stock split in the form of a stock dividend), reverse stock split, reorganization, merger, combination, consolidation, split-up, spin-off, combination, or exchange of Common Stock or other securities of the Corporation, or a sale of substantially all of the assets of the Corporation as an entirety, then the Board of Directors shall, in such manner and to such extent (if any) as the Board of Directors in its discretion determines is appropriate and equitable, (1) proportionately adjust any or all of (a) the number, amount and type of shares of Common Stock subject to this Option, and (b) the exercise price of this Option, or (2) in the case of an extraordinary distribution, merger, reorganization, consolidation, combination, sale of assets, split up, exchange, or spin off, make provision for a substitution or exchange of this Option or for a change in the Common Stock deliverable upon exercise of this Option, based upon the distribution or consideration payable to holders of the Common Stock of the Corporation upon or in respect of such event; provided,
                                                                  --------
however, that (i) such adjustment and the Board's actions in respect thereof are
-------
based on objective criteria and (ii) such adjustment is effected in a manner consistent with adjustments to comparable options (if any) held by other persons.

          Notwithstanding the foregoing, the Option to the extent not previously exercised shall terminate upon an event or transaction in which the Corporation does not survive provided that: (1) Employee shall have had at least ten (10) days advance written notice of any such termination, and shall have had the right prior to or simultaneously with the consummation of the event or other transaction to exercise the Option; (2) the Board (or the terms of such transaction) shall have provided for an adjustment to the securities or other property deliverable upon exercise of the Option consistent with the provisions of the preceding paragraph; or (3) the Board provides for payment in cash or shares of Common Stock in lieu of, and in complete satisfaction of, the Option.

SECTION 9.  SECURITIES LAW COMPLIANCE.
            -------------------------

          9.1 INVESTMENT REPRESENTATIONS. Employee acknowledges that the Options and shares of Common Stock are not being registered under the Securities Act of 1933, as amended ("Securities Act"), based, in part, on reliance that the issuance of the shares is exempt from registration under Rule 701 promulgated under the Securities Act and exempt from qualification under California Corporate Securities Law (S) 25102(f). Employee further acknowledges that the Corporation's reliance on such exemptions is predicated, in part, on the representations set forth below made by Employee to the Corporation.

     . Employee is acquiring the Option and if able and willing to do so will acquire any shares solely for Employee's own account, for investment purposes only,

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         and not with an intent to sell, or offer for resale in connection with any unregistered distribution of all or any portion of the shares within the meaning of the Securities Act or the California Corporate Securities Law.

     . In evaluating the merits and risks of an investment in the shares, Employee has and will rely upon the advice of Employee's own legal counsel, tax advisors, and/or investment advisors.

     . Employee is knowledgeable about the Corporation or has a preexisting business relationship with the Corporation. As a result of such relationship, Employee has access on a regular basis to or may request the Corporation's consolidated balance sheet and consolidated income statement setting forth information material to the Corporation's financial condition, operations and prospects.

     . Employee is aware that the Option may be of no practical value, that any value it may have depends on its vesting and exercisability as well as an increase in the fair market value of the underlying shares from the current date to the date of exercise, and that an investment in shares of a closely held corporation such as the Corporation is non-marketable, non-transferable and could require Employee's capital to be invested for an indefinite period of time, possibly without return and at risk of loss.

     . Employee understands that any shares acquired on exercise of the Option will be characterized as "restricted securities" under the federal securities laws since the shares are being acquired from the Corporation in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act only in certain limited circumstances. Employee acknowledges receiving a copy of Rule 144 promulgated under the Securities Act, as presently in effect, represents that he or she is familiar with such rule, and understands the resale limitations imposed thereby and by the Securities Act and the California Corporate Securities Law.

     . Purchaser understands the restrictions and limitations imposed on the Option and any shares which may be acquired thereunder, including, but not limited to, the following: (i) the termination provisions of Sections 7 and 8 hereof; and (ii) the non-transferability provisions of
         Section 11 hereof and Section 3 of the Exercise Agreement.

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     .   At no time was an oral representation made to Employee relating to the
         Option or the purchase of shares or was Employee presented with or solicited by any promotional meeting or material relating to the Options or the shares.

         9.2    STOCK CERTIFICATE LEGEND.

         Employee understands and acknowledges that the certificate evidencing the shares (or evidencing any other securities issued with respect thereto pursuant to any stock split, stock dividend, merger or other form of reorganization or recapitalization) if and when issued shall bear, in addition to any other legends which may be required by the Exercise Agreement or applicable state securities laws, the following legends:

         "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, BUT ARE ISSUED IN RELIANCE ON THE REPRESENTATION THAT THEY ARE TAKEN FOR INVESTMENT AND NOT FOR REDISTRIBUTION. AS A CONDITION OF ANY TRANSFER HEREOF, THE COMPANY MAY REQUIRE AN OPINION OF COUNSEL SATISFACTORY TO IT THAT ALL STATUTORY REGISTRATION PROVISIONS HAVE BEEN MET OR DO NOT APPLY.

         THE SHARES OF CAPITAL STOCK OF THE COMPANY REPRESENTED BY THIS STOCK CERTIFICATE AND THE DISPOSITION THEREOF ARE SUBJECT TO THE TERMS OF A SHAREHOLDERS AGREEMENT DATED AS OF NOVEMBER 22, 1995 (THE 'SHAREHOLDERS AGREEMENT') BY AND AMONG THE COMPANY AND CERTAIN OTHER PARTIES. A COPY OF THE SHAREHOLDERS AGREEMENT IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY AND MAY BE INSPECTED BY THE REGISTERED OWNER OF THIS STOCK CERTIFICATE OR A DULY AUTHORIZED REPRESENTATIVE OF SUCH OWNER UPON REQUEST DURING THE COMPANY'S NORMAL BUSINESS HOURS."

SECTION 10.    NO TRANSFER OR ASSIGNMENT.
               -------------------------

         This Option Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assignees. Neither this Option Agreement nor any of the rights, interests or obligations hereunder shall be assigned by either party without the prior written consent of the other. This Option Agreement and the rights, interests and obligations hereunder may not otherwise be sold or transferred.

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SECTION 11.    SHARES TO BE RESERVED.
               ---------------------

         The Corporation shall at all times during the term of the Option reserve and keep available such number of shares of Common Stock as will be sufficient to satisfy the requirements of this Option Agreement.

SECTION 12.    NOTICES.
               -------

         Any notice to be given under the terms of this Option Agreement shall be in writing and addressed to the Corporation at its principal office to the attention of the Secretary, and to the Employee at the address given beneath the Employee's signature hereto, or at such other address as either party may hereafter designate in writing to the other. Any such notice shall be deemed to have been duly given when enclosed in a properly sealed envelope addressed as aforesaid, registered or certified, and deposited (postage and registry or certification fee prepaid) in a post office or branch post office regularly maintained by the United States Government.

SECTION 13.    ENTIRE AGREEMENT.
               ----------------

         This Option Agreement and the Exercise Agreement, together constitute the entire agreement and supersede all prior understandings and agreements, written or oral, of the parties hereto with respect to the subject matter hereof. This Option Agreement and the Exercise Agreement may be amended only by mutual agreement of the parties. Such amendment must be in writing and signed by both parties. The Corporation may, however, unilaterally waive any provision hereof in writing to the extent such waiver does not adversely affect the interests of the Employee hereunder, but no such waiver shall operate as or be construed to be a subsequent waiver of the same provision or a waiver of any other provision hereof.

SECTION 14.    GOVERNING LAW.
               -------------

         14.1 CALIFORNIA LAW. This Option Agreement shall be governed by and construed and enforced in accordance with the laws of the State of California without regard to conflict of law principles thereunder.

         14.2 ARBITRATION. Any controversy or claim arising out of or relating to this Option Agreement or the Exercise Agreement, their enforcement or interpretation, or because of an alleged breach, default, or misrepresentation in connection with any of their provisions, shall be submitted to arbitration, to be held in Orange County, California in accordance with California Civil Procedure Code (S)(S) 1282-1284.2. In the event either party institutes arbitration under this Section, the party prevailing in any such litigation shall be entitled, in addition to all other relief, to reasonable attorney's fees relating to such arbitration. The non-prevailing party shall be responsible for

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all costs of the arbitration, including but not limited to, the arbitration fees, court reporter fees, etc.

SECTION 15.    NO REGISTRATION, PUBLIC OFFERING REPRESENTATIONS.
               ------------------------------------------------

         Notwithstanding anything else contained herein or in any related document to the contrary, the Corporation has no obligation to register the Common Stock or file any registration statement under either federal or state securities laws, nor does the Corporation make any guarantee concerning the likelihood of a public offering of the Common Stock.

SECTION 16.    ACCELERATION OF OPTION; POSSIBLE EARLY TERMINATION OF ACCELERATED
               -----------------------------------------------------------------
               OPTION.
               ------

          (a) Unless prior to an Event the Board of Directors of the Corporation determines that, upon its occurrence, there shall be no acceleration of the Option, then upon the occurrence of an Event the Option shall become immediately exercisable to the full extent theretofore not exercisable. For purposes of this section, the Board shall mean the Board as constituted immediately prior to the Event.

          (b) If the Option has been fully accelerated as permitted by Subsection 16(a) but is not exercised prior to an Event or transaction in which the Corporation does not survive, then the Option shall thereupon terminate provided that: (1) Employee shall have had at least ten (10) days advance written notice of any such termination, and shall have had the right prior to or simultaneously with the consummation of the Event or other transaction to exercise the Option; (2) the Board (or the terms of such transaction) shall have provided for an adjustment to the securities or other property deliverable upon exercise of the Option consistent with the provisions of the preceding paragraph; or (3) the Board provides for payment in cash or shares of Common Stock in lieu of, and in complete satisfaction of, the Option.

          (c) For purposes of this Agreement, the term "Event" means any of the following:

               (1) Approval by the shareholders of the Corporation of the dissolution or liquidation of the Corporation;

               (2) Approval by the shareholders of the Corporation of an agreement to merge or consolidate, or otherwise reorganize, with or into one or more entities other than subsidiaries, as a result of which less than 50% of the outstanding voting securities of the surviving or resulting entity are, or are to be, owned by former shareholders of the Company; or

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               (3) Approval by the shareholders of the Company of the sale of substantially all of the Company's business assets to a person or entity which is not a subsidiary.

          IN WITNESS WHEREOF, the Corporation has caused this Option Agreement to be executed on its behalf by a duly authorized officer and the Employee has hereunto set his or her hand.

                         "THE CORPORATION"

                         NEW CENTURY FINANCIAL CORPORATION,
                         a Delaware corporation


                         By:
                            --------------------------------

                         Title:
                               -----------------------------

                         "THE EMPLOYEE"

                         -----------------------------------
                         (Signature)

                         -----------------------------------
                         (Print Name)

                         4910 Birch Street, Suite 100
                         Newport Beach, California 92660

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                               CONSENT OF SPOUSE
                               -----------------


          In consideration of the execution of the foregoing Equalization Nonqualified Stock Option Agreement by New Century Financial Corporation, I, ___________________________, the spouse of the Employee herein named, do hereby agree to be bound by all of the terms and provisions thereof.



DATED: _________________, 1997.   ____________________________
                                        Signature of Spouse

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